EXHIBIT 10.1



                               MESA OPERATING CO.,
                                              Issuer

                                       and


                                   MESA INC.,

                         GREENHILL PETROLEUM CORPORATION

                                       and

                                WESTPAN NGL CO.,
                                            Guarantors


                                  $264,000,000


                   11 5/8% Senior Subordinated Discount Notes


                                due July 1, 2006


                          FIRST SUPPLEMENTAL INDENTURE


                           Dated as of April 15, 1997


                          HARRIS TRUST AND SAVINGS BANK
                                                   Trustee




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                          FIRST SUPPLEMENTAL INDENTURE


     THIS FIRST SUPPLEMENTAL INDENTURE, dated as of April 15, 1997, among MESA OPERATING CO., a Delaware corporation ("MOC") (the "Issuer"), MESA INC., a Texas corporation ("Mesa"), GREENHILL PETROLEUM CORPORATION, a Delaware corporation ("Greenhill"), and WESTPAN NGL CO., a Delaware corporation ("Westpan") (Mesa, together with Greenhill and Westpan, the "Guarantors"), and HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, as trustee (the "Trustee").

     Intending to be legally bound hereby, each of the parties agrees as follows for the benefit of the other parties and for the equal and ratable benefit of Holders of the Issuers' 11 5/8% Senior Subordinated Discount Notes due July 1, 2006 (the "Securities"):

     WHEREAS, MOC, Mesa and the Trustee are parties to that certain Indenture, dated as of July 2, 1996 (the "Indenture"), pursuant to which the Securities were issued; and

     WHEREAS, MOC and Western Mining Corporation (USA), a Delaware corporation ("Western"), have entered into a Stock Purchase Agreement, dated as of February 7, 1997, pursuant to which MOC will purchase from Western all the issued and outstanding capital stock of Greenhill; and

     WHEREAS, upon completion of the acquisition, Greenhill will be a Material Restricted Subsidiary of the Issuer; and

     WHEREAS, MOC incorporated a new wholly-owned subsidiary in the name of Westpan, which is a Material Restricted Subsidiary; and

     WHEREAS, Section 4.14 of the Indenture provides that upon the acquisition or creation of a Material Restricted Subsidiary, the acquired or created Material Restricted Subsidiary shall be deemed to make the guarantee set forth in Section 11.1 of the Indenture, and MOC shall cause such Material Restricted Subsidiary to evidence such guarantee in the manner set forth in Section 11.2 of the Indenture; and

     WHEREAS, Section 11.2 of the Indenture provides that each Subsidiary Guarantor endorse a Guaranty and execute the Indenture; and

     WHEREAS, capitalized terms used herein and not otherwise defined are used as defined in the Indenture;

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Issuer and the Guarantors agree as follows for the benefit of the Trustee and the Holders of the Securities, and hereby amend and supplement the Indenture as follows:

                                        2

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     1. In accordance with the provisions of Sections 4.14, 11.1 and 11.2 of the
Indenture, each of Greenhill and Westpan agrees to endorse each of the Notes as Guarantor and to execute the Indenture.

     2. Upon the execution and delivery of this First Supplemental Indenture, the Indenture shall be modified to reflect the addition of Greenhill and Westpan as Guarantors under the Indenture, and this First Supplemental Indenture shall form a part of the Indenture for all purposes and every Holder of Securities heretofore or hereinafter authenticated and delivered hereunder shall be bound by the Indenture, as so modified.

     3. Except to the extent amended by or inconsistent with this First Supplemental Indenture, the Issuer, the Guarantors and the Trustee hereby ratify and reconfirm the Indenture in its entirety.

     4. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     5. The laws of the State of New York  shall  govern  the  construction  and
interpretation  of  this  First  Supplemental   Indenture,   without  regard  to
principles of conflicts of laws.

                                        3

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     IN WITNESS  WHEREOF,  the parties hereto  executed this First  Supplemental
Indenture as of the date first above written.

                                          MESA OPERATING CO.
Attest:

   /s/   Gary M. Prescott, III            By:         /s/   Stephen K. Gardner
------------------------------                     ---------------------------
Gary M. Prescott, III                              Stephen K. Gardner
Corporate Secretary                                Senior Vice President


                                          MESA INC.
Attest:

   /s/   Gary M. Prescott, III            By:         /s/   Stephen K. Gardner
------------------------------                     ---------------------------
Gary M. Prescott, III                              Stephen K. Gardner
Corporate Secretary                                Senior Vice President


                                          GREENHILL PETROLEUM CORPORATION
Attest:

   /s/   Gary M. Prescott, III            By:         /s/   Stephen K. Gardner
------------------------------                     ---------------------------
Gary M. Prescott, III                              Stephen K. Gardner
Corporate Secretary                                Senior Vice President


                                          WESTPAN NGL CO.
Attest:

   /s/   Gary M. Prescott, III            By:         /s/   Stephen K. Gardner
------------------------------                     ---------------------------
Gary M. Prescott, III                              Stephen K. Gardner
Corporate Secretary                                Senior Vice President


                                          HARRIS TRUST AND SAVINGS BANK,
                                          as Trustee
Attest:

   /s/   D. G. Donovan                    By:         /s/   J. Bartolini
------------------------------                     ---------------------------
D. G. Donovan                                      J. Bartolini
Assistant Secretary                                Vice President

                                        4

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